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                                                                                                                EXHIBIT 10.11(d)(ii)


CERTIFICATE OF INSURANCE                                                                                                    09/03/96
- ------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                    THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS
ALEXANDER & ALEXANDER OF NY                                 NO RIGHTS UPON THE CERTIFICATE HOLDER.  THIS CERTIFICATE DOES NOT AMEND,
- ----------------------------------------------------------- EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
ONE HUNTINGTON QUADRANGLE                                   ------------------------------------------------------------------------
MELVILLE, NY
11747                                                                      COMPANIES AFFORDING COVERAGE
PHONE 516-249-1500
- ------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                     COMPANY LETTER A   RELIANCE INSURANCE CO.
                                                            ------------------------------------------------------------------------
OXFORD RESOURCES CORP., ETAL                                COMPANY LETTER B
270 SOUTH SERVICE ROAD                                      ------------------------------------------------------------------------
MELVILLE, NY                                                COMPANY LETTER C
11747                                                       ------------------------------------------------------------------------
                                                            COMPANY LETTER D
                                                            ------------------------------------------------------------------------
                                                            COMPANY LETTER E
COVERAGE----------------------------------------------------------------------------------------------------------------------------
     THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
     INDICATED.  NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
     CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL TERMS,
     EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES.  LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------------------------------------------------------------
CO                TYPE OF INSURANCE               POLICY NUMBER  POLICY EFF     POLICY EXP     ALL LIMITS IN THOUSANDS
LTR                                                                DATE            DATE
- ------------------------------------------------------------------------------------------------------------------------------------
     GENERAL LIABILITY                                                                         GENERAL AGGREGATE
                                                                                               -------------------------------------
       [ ] COMMERCIAL GEN LIABILITY                                                            PRODS-COMP/OPS AGG.
                                                                                               -------------------------------------
       [ ]   [ ] CLAIMS MADE  [ ] OCC.                                                         PERS. & ADVG. INJURY
                                                                                               -------------------------------------
       [ ] OWNERS & CONTRACTORS                                                                EACH OCCURRENCE
           PROTECTIVE                                                                          -------------------------------------
                                                                                               FIRE DAMAGE
       [ ]                                                                                     (ANY ONE FIRE)
                                                                                               -------------------------------------
       [ ]                                                                                     MEDICAL EXPENSE
                                                                                               (ANY ONE PERSON)
- ------------------------------------------------------------------------------------------------------------------------------------
     AUTOMOBILE LIAB                                                                           CSL                            10000
                                                                                               -------------------------------------
       [ ] ANY AUTO                                                                            BODILY INJURY
       [ ] ALL OWNED AUTOS                                                                     (PER PERSON)
       [ ] SCHEDULED AUTOS                                                                     -------------------------------------
       [ ] HIRED AUTOS                                                                         BODILY INJURY
       [ ] NEW-OWNED AUTOS                                                                     (PER ACCIDENT)
       [ ] GARAGE LIABILITY                                                                    -------------------------------------
       [ ]                                                                                     PROPERTY
- ------------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                                                       EACH OCC      AGGREGATE
       [ ] UMBRELLA FORM
       [ ] OTHER THAN UMBRELLA FORM
- ------------------------------------------------------------------------------------------------------------------------------------
     WORKERS' COMP                                                                             STATUTORY
         AND                                                                                                EACH ACC
     EMPLOYERS' LIAB                                                                                        DISEASE-POLICY LIMIT
                                                                                                            DISEASE-EACH EMPLOYEE
- ------------------------------------------------------------------------------------------------------------------------------------
     OTHER
 A   EXCESS RESIDUAL                              NZB0122526     05/01/96       05/01/97                    $5,000,000,000 AGG
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       $
                                     95

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DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

FOR INFORMATION PURPOSES

CERTIFICATE HOLDER----------------------------------------- CANCELLATION------------------------------------------------------------
                                                            SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
                                                            EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL ___
                                                            DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT
                                                            FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF
                                                            ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                            ------------------------------------------------------------------------
ACORD 25-S (3/88)                                           AUTHORIZED REPRESENTATIVE              /s/ Jerrold Feinstein
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                                                                                                                       $
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